PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this "**Agreement**"), dated as of May 9, 2018, is by and among American Resources Corporation, a Florida corporation ("**ARC**") and Quest Energy Inc., an Indiana corporation ("**Quest**") (collectively the "**Pledgors**" and each, a "**Pledgor**") and ENCECo, Inc., an Ohio corporation, as Lender (the "**Lender**").

RECITALS

A. Quest and Lender have entered into that certain Non-Negotiable, Secured Promissory Note in the principal amount of $1,000,000, of even date herewith (as amended, restated, modified or supplemented from time to time, the "**Note**"), which Note secures Quest's obligation to repurchase certain equipment conveyed to Lender pursuant to that certain Bill of Sale and Repurchase Agreement, of even date herewith, between Quest and Lender (the "Bill of Sale").

B. As required by the Note and the Bill of Sale and any and all documents to be delivered pursuant thereto and/or or in connection therewith, including without limit any mortgages, pledge agreements, security agreements and UCC filings (the Note and the Bill of Sale, together with all such agreements and documents, collectively the "**Loan Documents**"), the Pledgors have agreed to pledge their Pledged Equity (as defined below) in each of the Pledged Entities (as defined below) pursuant to the terms hereof.

C. The Pledgors, as borrower, guarantors of the obligations of Quest under the Loan Documents, whether such obligations now exist or arise hereafter (all such obligations are referred to herein as the "**Obligations**") of Quest, Quest's parent and/or subsidiaries of Quest, will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

D. The Pledgors are the current record and beneficial owners of the Pledged Equity, as listed on Schedule 1 hereto.

E. Each Pledgor acknowledges that the Lender has relied and will rely on this Agreement in entering into the Loan Documents and extending credit under the Note. Each Pledgor further acknowledges that it has, independently and without reliance upon the Lender or any representation by or other information from the Lender, made its own credit analysis and decision to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound hereby, the Pledgors agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

"Guaranty" means that certain Unconditional Guaranty of Payment and Performance, of even date herewith, entered into by and among ARC, the Subsidiaries, Mark C. Jensen and the Lender.

"Guarantor" means any guarantor under the Guaranty, including ACR, the Subsidiaries and Mark C. Jensen.

"Pledged Equity": (i) all Equity Interests now or hereafter owned by a Pledgor in any of (A) Quest, and (B) the Subsidiaries (the "**Pledged Entities**" and each, a "**Pledged Entity**"), including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 1 annexed hereto, (ii) the certificates or other instruments representing any of the foregoing and any interest of a Pledgor in the entries on the books of any securities intermediary pertaining thereto, (iii) all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor, (iv) all capital and interests in profits, losses and assets, at any time represented by any Pledged Equity; (v) all other payments due or to become due in respect of any Pledged Equity, whether under any partnership agreement or limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; and (vi) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, or limited liability company agreement or otherwise, or at law or otherwise in respect of such Pledged Equity.

"Secured Obligations": all Obligations and any other obligations from time to time of Quest or any Guarantor to the Lender, under or in connection with any Guaranty or any other Loan Document, including all obligations to pay principal, interest, fees, indemnities or other amounts, in each case whether such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance (including interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding with respect to Quest or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

"Subsidiaries" means Mccoy Elkhorn Coal LLC, an Indiana limited liability company, Knott County Coal LLC, a Delaware limited liability company, Deane Mining LLC, a Delaware limited liability company, ERC Mining Indiana Corporation, an Indiana corporation and Quest Processing LLC, an Indiana limited liability company.

"UCC": the Uniform Commercial Code as in effect in the State of Ohio.

ARTICLE II
SECURITY

2.1 Grant of Security. Each Pledgor hereby assigns to Lender, and hereby grants to Lender a security interest in, all of such Pledgor's right, title and interest in and to all of the following, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the "Collateral"):

(a) The Pledged Equity, and all of its right, title and interest in each Pledged Entity, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Pledged Equity and applicable law;

(b) all its capital therein and its interest in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, at any time represented by any Pledged Equity and other distributions in respect of such Pledged Equity;

(c) all other payments due or to become due in respect of Pledged Equity, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(d) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Pledged Equity;

(e) all present and future claims, if any, against any Pledged Entity for moneys loaned or advanced, for services rendered or otherwise; and

(f) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

Notwithstanding any of the foregoing, the Lender's security interest in the Collateral shall be pari-passu with existing loans not to exceed $5.744 million from Golden Properties, Ltd. to ARC.

2.2 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations.

ARTICLE III
PERFECTION AND OTHER MATTERS

3.1 Perfection.

(a) Generally. Each Pledgor agrees that from time to time, at the expense of Pledgors, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will:

(i) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) deliver to Lender all certificates or Instruments representing or evidencing Investment Property, accompanied by duly executed endorsements or instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Lender and (C) deliver such other instruments or notices, in each case, as may be necessary, or as Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii) furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail;

(iii) subject to the terms of the Loan Documents, at any reasonable time, upon request by Lender, exhibit the Collateral to and allow inspection of the Collateral by Lender, or persons designated by Lender;

(iv) at Lender's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Lender's security interest in all or any part of the Collateral; and

(v) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Lender with respect to any Collateral.

(b) Financing Statements, etc. Each Pledgor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to any Collateral without the signature of the Pledgor where permitted by law, including financing statements that indicate that the Collateral is "all assets" of such Pledgor. A photocopy or other reproduction of this Agreement or any financing statement covering any Collateral shall be sufficient as a financing statement where permitted by law.

3.2 Matters Relating to Pledged Equity.

(a) Form of Pledged Equity. The terms of any limited liability company agreement governing Equity Interests included in the Pledged Equity do not provide that such interest is a security governed by Article 8 of the UCC. Pledgor shall not take any action that converts any Pledged Equity which is not a Security into a Security without providing at least thirty (30) days prior written notice to the Lender and causing certificates representing such Pledged Equity, accompanied by duly executed endorsements of transfer in blank, each in form and substance satisfactory to the Lender, to be delivered to the Lender.

(b) Voting and Distributions. (i) So long as no Event of Default (as defined in the Note or any other Loan Document) shall have occurred and be continuing: (A) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity for any purpose not prohibited by the terms of this Agreement or the Loan Documents; provided, such Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Equity or any part thereof; and (B) each Pledgor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Pledged Equity in compliance with the Loan Documents.

(ii) Upon the occurrence and during the continuation of an Event of Default: (A) upon written notice from Lender to any Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Lender who shall have the sole right to exercise such voting and other consensual rights; (B) all rights of any Pledgor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain shall cease, and all such rights shall become vested in Lender who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (C) all dividends, principal, interest payments and other distributions which are received by any Pledgor contrary to the provisions of clause (B) shall be received in trust for the benefit of Lender, shall be segregated from other funds of the Pledgors and shall forthwith be paid over to Lender as Collateral in the same form as so received (with any necessary endorsements).

(iii) In order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (A) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request, and (B) without limiting the effect of

clause (A) above, each Pledgor hereby grants to Lender an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled, which proxy shall be effective, automatically and without the necessity of any further action.

3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, such Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.1, and will promptly thereafter deliver to the Lender (a) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Lender hereunder and (b) supplements to Schedule 1 hereto as are necessary to cause such annexes to be complete and accurate at such time.

3.4. Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 shall be accompanied by any transfer tax stamps or similar items and all related fees or taxes required in connection with the pledge of such Collateral.

3.5. Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof that the Pledged Equity held by such Pledgor consist of the number and type of interests of the Persons described in Schedule 1 hereto, and constitutes that percentage of the issued and outstanding equity interest of the Pledged Entities as set forth in Schedule 1 hereto.

3.6 Loan Document Representations, Warranties and Covenants. To the extent they may apply to any Pledgor, any representations, warranties and covenants set forth in the Loan Documents are hereby incorporated by reference (together with any related definitions and cross references), insofar as such provisions relate to such Pledgor.

3.7 Continuing Ownership. The Pledgors covenant that they shall at all times own and control their Equity Interests in the Pledged Entities.

ARTICLE IV
CERTAIN RIGHTS OF LENDER

4.1 Lender Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints Lender as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Lender or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper (each as defined in the UCC) and other documents in connection with clause (a) above;

(c) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Lender with respect to any of the Collateral;

(d) following notice to Pledgor, to pay or discharge liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its reasonable discretion, any such payments made by Lender to become obligations of such Pledgor to Lender, due and payable immediately without demand;

(e) to sign and endorse any assignments, verifications and notices in connection with documents relating to the Collateral;

(f) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes; and

(g) to do, at Lender's option and Pledgors' expense, at any time or from time to time, all acts and things that Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

provided, that except for actions set forth in Paragraph (d), such power may be exercised only so long as an Event of Default has occurred and is continuing. All third parties are entitled to rely conclusively on a representation by the Lender that it is entitled to exercise such power of attorney.

4.2 Standard of Care. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property.

4.3 Lender May Perform. If the Pledgor fails to perform any obligation under or in connection with this Agreement, the Lender may (but shall have no duty to) itself perform or cause performance of such obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4. The Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE V
REMEDIES

5.1 Remedies. If any Event of Default has occurred and is continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or in any other Loan Document or otherwise available to it, all the rights and remedies of a lender on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may:

(i) require each Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties,

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process,

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Lender deems appropriate,

(iv) take possession of any Pledgor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Pledgor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation,

(v) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem commercially reasonable,

(vi) exercise dominion and control over and refuse to permit further withdrawals from any deposit account maintained with Lender or any lender and provide instructions directing the disposition of funds in deposit accounts not maintained with Lender, and

(vii) provide entitlement orders with respect to Security Entitlements and other Investment Property (each as defined in the UCC) constituting a part of the Collateral and, without notice to any Pledgor, transfer to or register in the name of Lender or any of its nominees any or all of the Collateral constituting Investment Property.

Lender may be the purchaser of any or all of the Collateral at any such sale and Lender shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Lender at such sale. Each Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Pledged Equity.

(i) All Pledged Equity in existence as of the date hereof is described on Schedule 1 hereto.

(ii) Pledgor recognizes that, by reason of certain prohibitions contained in applicable securities laws, Lender may be compelled, with respect to any sale of all or any part of the Pledged Equity conducted without prior registration or qualification of such Pledged Equity under the such securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Equity for their own account, for investment and not with a view to the distribution or resale thereof and who meet certain financial criteria. Pledgor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under such securities laws) and, notwithstanding such circumstances and the registration rights granted to Lender by Pledgor pursuant hereto, Pledgor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Lender shall have no obligation to delay the sale of any Pledged Equity for the period of time

necessary to permit the issuer thereof to register it for a form of sale requiring registration under such securities laws, even if such issuer would, or should, agree to so register it. If Lender determines to exercise its right to sell any or all of the Pledged Equity, upon written request, Pledgor shall and shall cause each issuer of any Pledged Equity to be sold hereunder from time to time to furnish to Lender all such information as Lender may request in order to determine the amount of Pledged Equity that may be sold by Lender in exempt transactions under such securities laws, as the same are from time to time in effect.

(iii) If Lender shall determine to exercise its right to sell all or any of the Pledged Equity pursuant to this Section, each Pledgor agrees that, upon request of Lender (which request may be made by Lender in its sole discretion), Pledgor will, at its own expense (A) execute and deliver, and cause each issuer of the Pledged Equity cntemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Lender, advisable to register such Pledged Equity under the provisions of the Securities Act of 1933, as amended (the "Securities Act") and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Pledged Equity under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Equity, as requested by Lender; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Equity or any part thereof valid and binding and in compliance with applicable law; and (E) bear all reasonable costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

(iv) In the event of any registered offering described herein, Pledgors agree jointly and severally, to indemnify and hold harmless Lender and each of its directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act, or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such registered offering, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Lender and such other Persons for any legal or other expenses reasonably incurred by Lender and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Lender and such other Persons and counsel for Lender and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which Pledgors may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Lender or such Persons with the meaning of such Securities Act.

5.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for the

Secured Obligations, or then or at any time thereafter applied in accordance with the Loan Documents. If and when all Secured Obligations shall have been completely and finally satisfied in cash in full, there shall exist no continuing liability of any Pledgors with respect to the Secured Obligations and all commitments to extend credit under the Loan Documents shall have been irrevocable terminated (the "Termination Date"), any surplus of such cash or cash proceeds of the Collateral held by the Lender shall be paid over to the Pledgors or as otherwise required by law.

ARTICLE VI
MISCELLANEOUS

6.1 Amendments, etc. No amendment to or waiver of any provision of this Agreement, nor any consent to any departure by any Pledgor herefrom, shall in any event be effective unless in a writing manually signed by the Lender and the Pledgors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

6.2 No Implied Waiver; Remedies Cumulative. No failure of the Lender to exercise any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

6.3 Notices. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be made in accordance with the notice requirements set forth in the Loan Agreement. The Lender may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Pledgor, and the Lender shall have no duty to verify the identity or authority of the Person giving such notice.

6.4 Indemnity and Expenses.

(a) Indemnity. Pledgors, jointly and severally, agree to indemnify the Lender from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, liabilities and expenses resulting solely from the gross negligence or willful misconduct of the Lender.

(b) Expenses. The Pledgors, jointly and severally, agree to pay to the Lender, upon demand, the amount of all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection of or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

6.5 Entire Agreement. This Agreement, together with the Exhibits and the Schedules hereto, and the other Loan Documents, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

6.6 **Survival.** The obligations of the Pledgors under Section 6.4 shall survive the termination of this Agreement and all other events and conditions whatsoever. All representations and warranties of each Pledgor contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, termination of this Agreement or any other event or circumstance whatsoever.

6.7 **Counterparts.** This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

6.8 **Severability**. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way be affected or impaired thereby.

6.9 **Headings**. Section headings in the Agreement are included for convenience of reference only and shall not be given any substantive effect.

6.10 **Successors and Assigns.** This Agreement shall be binding upon each Pledgor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns. Without limitation of the foregoing and subject to the terms of the Loan Agreement, the Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer or create a participation interest in all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Secured Obligations, to any other Person, and such Secured Obligations (including any Secured Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Secured Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Secured Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise.

6.11 **Binding Effect.** This Agreement shall be binding upon and inure to the benefit of Pledgors, the Lender and their respective successors and permitted assigns, except that Pledgors shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

6.12 Governing Law. **THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OHIO.**

6.13 Waiver of Jury Trial. **EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/DEBTOR RELATIONSHIP THAT IS BEING ESTABLISHED.**

6.14 Consent to Jurisdiction; Venue. All judicial proceedings brought against a Pledgor with respect to this Agreement and the Loan Documents may be brought in any state or federal court of competent jurisdiction in Columbus, Ohio, and by execution and delivery of this Agreement, each Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Pledgor irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

6.15 LIMITATION OF LIABILITY. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY PLEDGOR AGAINST THE LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT IN CONNECTION WITH ANY OF THE FOREGOING (WHETHER BASED ON BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST.

IN WITNESS WHEREOF, Pledgors and Lender have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

The Pledgors:

AMERICAN RESOURCES CORPORATION

By: ______________________________
Name: ____________________________
Title: _____________________________

QUEST ENERGY INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

The Lender:

ENCECO, INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

IN WITNESS WHEREOF, the Pledged Entities hereby acknowledge the terms of this Pledge Agreement as of the date first written above.

The Pledged Entities:

QUEST ENERGY INC.

By: ____________________________
Name: __________________________
Title: ___________________________

MCCOY ELKHORN COAL LLC

By: ____________________________
Name: __________________________
Title: ___________________________

KNOTT COUNTY COAL LLC

By: ____________________________
Name: __________________________
Title: ___________________________

DEANE MINING, LLC

By: ____________________________
Name: __________________________
Title: ___________________________

QUEST PROCESSING, LLC

By: ____________________________
Name: __________________________
Title: ___________________________

ERC MINING INDIANA CORPORATION

By: ____________________________
Name: __________________________
Title:

SCHEDULE 1
TO
PLEDGE AGREEMENT

Pledged Equity

Name of Pledgor	Name of Company	Type of Interest	Certificated (Y/N)	# of Units and % of Total Outstanding Equity of the Company
American Resources Corporation	Quest Energy Inc.	Common	N	1,874 (100%)
Quest Energy Inc.	McCoy Elkhorn Coal LLC	Membership Interests	N	Sole Member (100%)
Quest Energy Inc.	Knott County Coal LLC	Membership Interests	N	Sole Member (100%)
Quest Energy Inc.	Deane Mining LLC	Membership Interests	N	Sole Member (100%)
Quest Energy Inc.	ERC Mining Indiana Corporation	Membership Interests	N	Sole Member (100%)
Quest Energy Inc.	Quest Processing LLC	Membership Interests	N	Sole Member (100%)